May 1, 1996



                 Prime Credit Card Master Trust


      $218,000,000 6.70% Class A Asset Backed Certificates,
                         Series 1996-1

      $20,800,000 6.85% Class B Asset Backed Certificates,
                         Series 1996-1



                 PRIME RECEIVABLES CORPORATION

                          (TRANSFEROR)

                       FDS NATIONAL BANK

                           (SERVICER)



                     UNDERWRITING AGREEMENT


     CS First Boston Corporation
     Goldman, Sachs & Co.
       As Representatives (the "Representatives")
       of the Several Underwriters,
     c/o CS First Boston Corporation
     Park Avenue Plaza
     New York, New York  10055

     Ladies and Gentlemen:

1. Introductory. Prime Receivables Corporation, a Delaware corporation (the "Transferor"), proposes to cause Prime Credit Card Master Trust (the "Trust") to issue: (i) $218,000,000 in aggregate principal amount of 6.70% Class A Asset Backed Certificates, Series 1996-1 (the "Class A Certificates") and (ii) $20,800,000 in aggregate principal amount of 6.85% Class B Asset Backed Certificates, Series 1996-1 (the "Class B Certificates," and together with the Class A Certificates, the "Certificates"). The Certificates are to be issued pursuant to the Pooling and Servicing Agreement, dated as of December 15, 1992, among the Transferor, Federated Department Stores, Inc. ("Federated") and Chemical Bank, as Trustee (the "Trustee"), as supplemented or amended in accordance with its terms (the "Pooling and Servicing Agreement"), and the Series 1996-1 Supplement (the "Series Supple-ment") to be entered into among the Transferor, FDS National Bank ("FDS"), as Servicer, and the Trustee. In addition, concurrently with the issuance of the Certificates, the Transferor shall cause the Trust to issue pursuant to the Pooling and Servicing Agree ment and the Series Supplement, $20,800,000 in aggregate princi-pal amount of Class C Asset Backed Certificates, Series 1996-1 (the "Class C Certificates", together with the Certificates, col-lectively referred to herein as the "Investor Certificates").
     Each Certificate represents a specified percentage of an undivided interest in the Trust. The assets of the Trust will include receivables (the "Receivables") generated from time to time in the credit card accounts (the "Accounts") originated by FDS and certain other subsidiaries (each, an "Originator") of Federated Department Stores, Inc. ("Federated") and sold to the Transferor, all monies due or to become due in respect of the Receivables, including Receivables resulting from certain fees billed to obligors on the Accounts, any Receivables in Accounts added to the trust from time to time, moneys on deposit in certain accounts of the Trust, all of the Transferor's right, title and interest in the Receivables Purchase Agreement, and payments made in respect of Enhancements issued with respect to any other Series of certificates issued by the Trust pursuant to the Pooling and Servicing Agreement, other than the Investor Certificates (which Enhancements will not be available for the benefit of the Certificates). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

               The Transferor hereby agrees with CS First
     Boston Corporation and Goldman, Sachs & Co. (the "Under writers") as follows:

2.   Representations and Warranties of the Transferor.  The
     Transferor represents and warrants to, and agrees with, the Underwriters that:

     (a) A registration statement on Form S-1 (No. 333-1790-01) relating to the Certificates, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective by the Commission and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Certificates may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Securities Act of 1933, as amended (the "Act"), and, if so filed, has become effective upon filing pursuant to such Rule and the Certificates all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Certificates will all have been duly registered under the Act pursuant to the initial regis-tration statement and such additional registration statement. If the Transferor does not propose to amend the initial registration statement or, if an additional registration statement has been filed and the Transferor does not propose to amend it and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Transferor has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) or (ii) if the Transferor has advised the Underwriters that it proposes to file an amendment or post-effec-tive amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registra-tion statement has not been filed prior to the execution and delivery of this Agreement but the Transferor has advised the Underwriters that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by refer ence therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and includ-ing all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration state ment as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration State ment." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of the prospectus relating to the Certificates, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

     (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agree-ment: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
     (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Pro-spectus conform, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration State ment and the Prospectus will conform in all respects to the re-quirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The preceding two sentences do not apply to state ments in or omissions from such documents based upon written information furnished to the Transferor by the Underwriters specifically for use therein.

     (c) As of the Closing Date, (i) the representations and warran-ties of the Transferor and FDS, as Servicer, in the Pooling and Servicing Agreement, will be true and correct in all material respects and (ii) the Certificates, the Pooling and Servicing Agreement, the Series Supplement, the Receivables Purchase Agreement, and this Underwriting Agreement will conform in all material respects to the descriptions thereof contained in each Registration Statement and the Prospectus.

3. Purchase, Sale, Payment and Delivery of Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Transferor agrees to sell to CS First Boston Corporation and Goldman, Sachs & Co. (the "Class A
     Underwriters"), and the Class A Underwriters agree to purchase from the Transferor at a purchase price of 99.628125% of the prin-cipal amount thereof, $218,000,000 aggregate principal amount of the Class A Certificates in the principal amounts shown on Schedule B hereto and (ii) the Transferor agrees to sell to CS First
     Boston Corporation (the "Class B Underwriter"), and the Class B Underwriter agrees to purchase from the Transferor at a purchase price of 99.518750% of the principal amount thereof, $20,800,000 aggregate principal amount of the Class B Certificates.

               The Transferor will deliver against payment of the purchase price the Certificates in the form of one or more permanent global securities in definitive form (the "Global Certificates") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global securities will be held only in book-entry form through DTC, except in the limit ed circumstances described in the Prospectus. Payment for the Certificates shall be made by the Underwriters in Federal (same day) funds by official check or checks or wire transfer to an account in New York previously desig-nated to CS First Boston Corporation by the Transferor at the office of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York at 10:00 a.m. (New York time), on May 14, 1996, or at such other time not later than seven full business days thereafter as the Under writers and the Transferor determine, such time being herein referred to as the "Closing Date," against deliv-ery to the Trustee as custodian for DTC of the Global Certificates representing all of the Certificates. For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of the Certificates. The Global Certifi-cates will be made available for checking at the above office of Skadden, Arps, Slate, Meagher & Flom no later than 12:00 noon (New York time) on the day prior to the Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.

5. Certain Agreements of the Transferor. The Transferor agrees with the Underwriters that:

     (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agree-ment, the Transferor will file the Prospectus required to be filed with the Commission pursuant to Rule 424(b)(l) (or, if applicable, and if consented to by the Underwriters, pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the second business day following the earlier of (A) the date of determination of the offering price or (B) the date the Prospectus is first used after effectiveness in connection with a public offering or sales. The Transferor will advise the Representative promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Certificates under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Transferor will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Underwriters.

     (b) The Transferor will advise the Underwriters promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus, or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus, and will not effect such amendment or supplementation without the consent of the Underwrit-ers (which consent shall not be unreasonably withheld); and the Transferor will also advise the Underwriters promptly of the effectiveness of any amendment or supplementation of each Registration Statement or the Prospectus, of any request by the Commission for any amendment or supplementation of a Registration Statement or the Prospectus or for any additional information, of the receipt by the Transferor of any notification with respect to the suspension of qualification of any of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and of the institution by the Commission of any stop order proceeding in respect of a Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

     (c) If, at any time when a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or sup-plemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Transferor promptly will prepare and file with the Commission (subject to the prior review of the Underwriters pursuant to paragraph (b) of this Sec-tion 5) an amendment or supplement which will correct such state ment or omission or an amendment which will effect such com-pliance. Neither the consent of the Underwriters to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (d) As soon as practicable, but not later than September 30, 1997, the Transferor will cause the Trust to make generally available to the Certificateholders an earnings statement or statements of the Trust covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Sec-tion 11(a) of the Act.

     (e) The Transferor will furnish to the Underwriters copies of each Registration Statement (one of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters reasonably request. The Prospectus shall be so furnished on or prior to 3:00 p.m., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Transferor will pay the expenses of printing and distributing to the Underwriters all such documents.

     (f) The Transferor will take such action (other than qualifying to do business as a foreign corporation or filing a general consent to service of process in any jurisdiction or taking any action that would subject it to general taxation in any jurisdiction) as the Underwriters may reasonably request to qualify the Certificates for sale under the securities laws of such jurisdictions as the Underwriters may request and will comply with such laws so as to permit the continuance of sales in such jurisdictions for as long as may be necessary to complete the distribution of the Certificates.

     (g) For a period from the date of this Agreement until the retirement of the Certificates, or such earlier time at which the Underwriters shall have notified the Transferor that the Underwriters have ceased to make a secondary market in the Certificates (which notice, if any, shall be given with reasonable promptness), (i) FDS, as Servicer, will furnish to the Underwriters copies of each officer's certificate and the annual statements of compliance delivered to the Trustee pursuant to Sec-tion 3.06 of the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to Section 3.06 of the Pooling and Servicing Agreement, by first-class mail as soon as practi-cable after such officer's certificates and independent public accountant's reports are furnished to the Trustee and (ii) month ly following any request by the Underwriters, on each Determina-tion Date or as soon thereafter as practicable, FDS, as Servicer, shall give notice, substantially in the form of Schedule A hereto, by telecopy (212) 479-5502 to the Underwriters of the Class A Pool Factor and the Class B Pool Factor for Series 1996-1 as of the related Record Date.

     (h) So long as any of the Certificates is outstanding, the Transferor will furnish to the Underwriters, by first-class mail as soon as practicable, all documents (i) distributed by the Transferor to Certificateholders, or (ii) filed by or on behalf of the Trust or the Transferor as the originator of the Trust with the Commission pursuant to the Exchange Act, or any order of the Commission or "no-action" letter obtained from the staff of the Commission by or on behalf of the Trust or the Transferor as originator of the Trust, and (iii) from time to time, such other information (other than any material nonpublic information) concerning the Trust as the Underwriters may reasonably request.

     (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by the Underwriters hereunder, the Transferor will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Under writers for (i) any reasonable expenses (including the reasonable and documented fees and disbursements of their counsel) incurred by them in connection with qualification of the Certificates for sale and determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as the Underwriters designate and the printing of memoranda relating thereto, (ii) any fees charged by investment rating agencies for the rating of the Investor Certificates, (iii) any filing fee of the National Association of Securities Dealers, Inc. relating to the Investor Certificates, and (iv) expenses incurred in printing and distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto).

     (j) To the extent, if any, that the ratings provided with respect to the Certificates by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services are conditional upon the furnishing of documents or the taking of any other actions by the Transferor, the Transferor and FDS shall furnish such documents and take any such other actions.

     (k) The Transferor or Federated shall not, until after the later of (i) the Closing Date and (ii) the termination of the underwriting syndicate, offer, sell or contract to sell, directly or indirectly, or file with the Commission a registration statement under the Act relating to securities substantially simi-lar to the Certificates; provided, however, that such restriction shall not apply to any private placement by the Transferor of the Class C Certificates or any interest therein.


6. Conditions of the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Certificates will be subject to the accuracy in all material respects of the representations and warranties on the part of the Transferor herein, to the accuracy of the officer's certificates to be delivered pursuant to Section 6(j), to the performance by the Transferor and FDS of their obligations hereunder and to the following additional conditions precedent:

     (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Regis-tration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of independent certi-fied public accountants for FDS and the Transferor, in form and substance satisfactory to the Underwriters and their counsel, (i) confirming that they are independent certified public accountants within the meaning of the Act and the applicable published rules and regulations thereunder and (ii) stating in effect that they have performed certain specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Trust, FDS and the Transferor set forth in the Registration Statements and the Prospectus (and any supple-ments thereto)), under the captions "PROSPECTUS SUMMARY," "FEDERATED'S CREDIT CARD BUSINESS," "THE ACCOUNTS," "FEDERATED, THE TRANSFEROR, AND FDS" "MATURITY ASSUMPTIONS" and "POOL FACTOR AND RELATED INFORMATION" in the Prospectus, agrees with the accounting records and/or computer reports or microfiche lists or analyses prepared by FDS or an affiliate thereof made available to them by the Transferor or FDS, excluding any questions of legal interpretation.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Reg-istration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the addition al registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements in cluded in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

     (b)    If the Effective Time of the Initial Registration
     Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Underwriters.
     If the Effective Time of the Additional Registration Statement
     (if any) is not prior to the execution and delivery of this Agree-ment, such Effective Time shall have occurred not later than 10:00 p.m., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Underwriters. If the Effec-tive Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or the Underwriters, shall be contemplated by the Commission.

     (c) Subsequent to the execution and delivery of this Agree-ment, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Transferor, FDS, Federated or any other affiliate of Federated which, in the judgment of the Underwriters, materially impairs the investment quality of the Certificates; (ii) any downgrading in the rating of any debt securities of the Transferor, FDS, Federated or any other affiliate of Federated by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Transferor, FDS, Federated or any other affiliate of Federated on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities;
     or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Certificates.

     (d) The Underwriters shall have received an opinion, dated the Closing Date, of Jones, Day, Reavis & Pogue, to the effect that:

     (i) Each of the Transferor and Federated has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware;

     (ii) FDS has been duly organized as a national banking association and is validly existing under the laws of the United States of America;

     (iii)Each of the Transferor, Federated, and FDS, as applicable, has the corporate power and authority to execute and deliver this Agreement, the Series Supplement, and the Certifi-cates, and to consummate the transactions contemplated herein and therein;

     (iv) Each of the Transferor and Federated had the corporate power and authority to execute and deliver the Pooling and Servic-ing Agreement, and FDS had the corporate power and authority to execute and deliver the Assumption Agreement, dated as of September 15, 1993 (the "Assumption Agreement"), relating to the assumption by FDS of Federated's obligations as Servicer thereunder;

     (v) Each of the Transferor and each Originator other than FDS, Lazarus PA, Inc., Macy's East, Inc. and Broadway Stores, Inc. had the corporate power and authority to execute and deliver the Re-ceivables Purchase Agreement, each of FDS, Lazarus PA, Inc., Macy's East, Inc. and Broadway Stores, Inc. had the corporate power and authority to execute and deliver the Supplement to Re-ceivables Purchase Agreement to which it is a party (each such Supplement, a "Supplement"), relating to it becoming an "Addition al Originator" thereunder, and each of the Originators has the corporate power and authority to consummate the transactions con-templated in the Receivables Purchase Agreement;

     (vi) Each of the Pooling and Servicing Agreement, the
          Assumption Agreement, and the Series Supplement has been duly authorized, executed and delivered by the Transferor, Federated, and FDS, as applicable, and, assuming the due authorization, execution and delivery thereof by the Trustee, each of the Pool ing and Servicing Agreement, the Assumption Agreement, and the Series Supplement constitutes a legal, valid and binding obliga-tion of each of the Transferor, Federated, and FDS, as applicable, enforceable against each of them, as applicable, in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and except as the enforceability of remedies may be limited by general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such en-forceability is considered in a proceeding in equity or at law, and except as the enforceability of the indemnities in Section
          3.04 of the Pooling and Servicing Agreement may be subject to limitations based on public policy considerations;

     (vii)Each of the Receivables Purchase Agreement and each of the Supplements has been duly authorized, executed and deliv-ered by the Transferor and each Originator, as applicable, and constitutes the legal, valid and binding obligation of the Transferor and each Originator, as applicable, enforceable against each of them, as applicable, in accordance with its terms except as the enforceability thereof may be limited by bank ruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and except as the enforceability of remedies may be limited by general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law and except as the enforceability of the indemnities in Sections
          7.01 and 7.02 of the Receivables Purchase Agreement may be subject to limitations based on public policy considerations;

     (viii)The certificates representing the Certificates have been duly authorized and executed by the Transferor and, assuming due authentication thereof by the Trustee in accordance with the Pooling and Servicing Agreement, were validly issued to or upon the order of the Transferor by the Trust, are entitled to the benefits of the Pooling and Servicing Agreement and the Series Supplement and are enforceable in accordance with their terms except as the enforceability thereof may be limited by bank ruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and except as the enforceability of remedies may be limited by general principles of equity, including the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law. Upon delivery of the Certificates to the Underwriters by the Transferor against payment therefor in accordance with this Agreement, the Underwriters will acquire the Certificates free and clear of any "adverse claim" (as defined in Section 8-302(c) of the Uniform Commercial Code as in effect in the State of New
          York);

     (ix) This Agreement has been duly authorized, executed and delivered by the Transferor and Federated;

     (x) The Initial Registration Statement was declared effective under the Act, the Additional Registration Statement (if any) was filed and declared effective and, to the extent required thereun der, the Prospectus was filed with the Commission pursuant to Rule 424(b); to such counsel's knowledge, no stop order sus-pending the effectiveness of a Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act; the Initial Registration Statement, the Additional Registration Statement (if any), the Prospectus and each amendment thereof or supplement thereto (other than the financial and statistical information contained therein, as to which such counsel need not express any opinion) on their respec-tive effective dates or dates of issuance comply as to form in all material respects to the applicable requirements of the Act and the Rules and Regulations;

     (xi) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body having jurisdiction over the Transferor, Federated, FDS, or any Origina-tor is required for the consummation on the Closing Date of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement, the Series Supplement, or the Receivables Purchase Agreement, as applicable, except for (i) such consents, approvals, authorizations, orders or filings as have been ob-tained under the Act; (ii) such consents, approvals, authoriza-tions, orders or filings as may be required under blue sky laws of any jurisdiction; and (iii) such other consents, approvals, authorizations, orders or filings that have been previously obtained or made;

     (xii)The Pooling and Servicing Agreement and the Series
          Supplement are not required to be qualified under the Trust Inden-ture Act of 1939; and

     (xiii)The Trust is not required to register as an investment company under the Investment Company Act of 1940, as amended.

               The Underwriters shall also have received a written statement, dated the Closing Date, of Jones, Day, Reavis & Pogue to the effect that such counsel has par-ticipated in the preparation of the Initial Registration Statement, the Additional Registration Statement (if any), and the Prospectus and, based on such participa-tion, no facts have come to the attention of such counsel which cause it to believe that either of the Initial Registration Statement (other than the statistical and financial information contained therein, as to which such counsel need not express any belief) or the Additional Registration Statement (if any) (other than the statisti-cal and financial information contained therein, as to which such counsel need not express any belief), as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact re-quired to be stated therein or necessary in order to make the statements therein not misleading, or that the Pro-spectus (other than the statistical and financial infor-mation contained therein, as to which such counsel need not express any belief) at such time contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not inde-pendently verified and does not assume any responsibility for the accuracy, completeness or fairness of the state ments contained in a Registration Statement or the Pro-spectus.

     (e) The Underwriters shall have received an opinion of Jones, Day, Reavis & Pogue, special counsel for the Transferor, substantially to the effect that (i) the Pooling and Servicing Agreement creates a valid security interest (as defined in the UCC) (the "Transferor Security Interest") in favor of the Trustee in all right, title and interest of the Transferor in and to all Receivables of the Transferor, (ii) the Transferor's UCC-1 financing statements in connection with the execution and delivery of the Pooling and Servicing Agreement were in appropri-ate form and were duly filed in the filing offices specified in such opinion pursuant to the UCC, which filings resulted in the perfection of the Transferor Security Interest, and (iii) based solely upon such counsel's examination of the search reports specified in such opinion and the Transferor's UCC-1 financing statements, the Transferor Security Interest continues to have priority over any other lien or security interest in the Transferor's right, title and interest in and to the Receivables, the perfection of which requires the filing of a financing state ment under the UCC.

     (f) The Underwriters shall be an addressee of, or shall have received a letter, dated the Closing Date, from Jones, Day, Reavis & Pogue specifically authorizing the Underwriters to rely on, each opinion, dated the Closing Date, of Jones, Day, Reavis & Pogue addressed to either or both of the Rating Agencies, which opinion or opinions will be to the effect, in addition to any other matters that may be addressed therein, that the transfers of the Receivables by FDS and the other Originators to the Transferor would be treated as a true sale of assets and not as pledges thereof as security for borrowings and that the assets of the Transferor would not be substantively consolidated with those of FDS or the other Originators.

     (g) The Underwriters shall have received an opinion dated the Closing Date of Jones, Day, Reavis & Pogue, and satisfactory in form and substance to the Underwriters and counsel for the Underwriters, to the effect that the statements set forth in the Prospectus under the headings "Prospectus Summary -- Tax Status" and "Certain Federal Income Tax Consequences" to the extent that they constitute descriptions of matters of law or legal conclu-sions with respect thereto, have been reviewed by such counsel and are correct in all material respects and to the effect that the Certificates will be treated as indebtedness of the Transferor for Federal income tax purposes and for Ohio and New York income or franchise tax purposes.

     (h) The Underwriters shall have received an opinion, dated the Closing Date, of Dennis J. Broderick, the General Counsel of
     Federated, to the effect that:

     (i) Each of the Transferor, Federated, and FDS has the corporate power and authority to own its properties and to conduct its business as now conducted, except where the failure to have such corporate power and authority would not have a material adverse effect upon the Certificateholders; and each of the Transferor, Federated, and FDS is duly qualified to do busi-ness as a foreign corporation or licensed to transact business as a foreign corporation in all states in which it conducts its credit card business, except where the failure to so qualify or obtain a license would not have a material adverse effect upon the Certificateholders;

     (ii) The Transferor and each Originator has the corporate power and authority to acquire and own the Receivables;

     (iii) Each Originator has the corporate power and authority to create and own the Accounts;

     (iv) Neither the execution and delivery by the Transferor, Federated, or FDS of this Agreement and the Series Supplement, as applicable, nor the issuance and sale of the Certificates and the consummation on the Closing Date of the other transactions contemplated in this Agreement, the Pooling and Servicing Agreement or the Series Supplement will conflict with or result in a default under or in the violation of (a) the Transferor's Restated Certificate of Incorporation or By-Laws, as applicable,
          (b) any statute, rule, regulation or order known to such counsel of any court or governmental authority having jurisdiction over the Transferor, Federated, or FDS, or (c) any material agreement or other instrument, known to such counsel, by which the Transferor, Federated, or FDS is bound; and

     (v) To such counsel's knowledge, except as disclosed in the Prospectus, there are no actions, proceedings or investigations pending before any court, administrative agency, or other tribunal (a) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Series Supplement, the Receivables Purchase Agreement, or the Certificates, (b) regarding or relating to a party seeking to prevent the issuance of the Certificates or the consummation of any of the trans-actions contemplated by this Agreement, the Pooling and Servicing Agreement, the Series Supplement, or the Receivables Purchase Agreement, (c) which could be reasonably expected materially and adversely to affect the performance by the Transferor, Federated, FDS, or any Originator, as applicable, of their respective obliga-tions under, or the validity or enforceability of this Agreement, the Pooling and Servicing Agreement, the Series Supplement, the Receivables Purchase Agreement, or the Certificates, or (d) re-garding or relating to a party seeking adversely to affect the federal income tax attributes of the Certificates as described in each Prospectus under the headings "Prospectus Summary -- Tax Status" and "Certain Federal Income Tax Consequences."

     (i) The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the organization of the Transferor, the validity of the Certificates, the Initial Registration Statement, the Additional Registration Statement (if any), the Prospectus and other related matters as the Underwriters may require, and the Transferor shall have fur-nished to such counsel such documents as they may reasonably re-quest for the purpose of enabling them to pass upon such matters. In rendering the opinion with respect to the organization of the Transferor, Skadden, Arps, Slate, Meagher & Flom may rely on the opinion of Jones, Day, Reavis & Pogue referred to above.

     (j) The Underwriters shall have received a certificate, dated the Closing Date, of two Vice Presidents or more senior officers of the Transferor in which such officers, to their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Transferor in this Agreement are true and correct in all material respects on and as of the Closing Date, (ii) the Transferor has complied in all material respects with all agreements and satisfied all condi-tions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) the representations and war-ranties of the Transferor and FDS, as Servicer, in the Pooling and Servicing Agreement are true and correct in all material respects as of the dates specified in the Pooling and Servicing Agreement, (iv) no stop order suspending the effectiveness of a Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (v) nothing has come to such officers' attention that would lead such officers to believe that a Registration Statement or the Prospectus, and any amendment or supplement thereto, as of their dates and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Transferor's or FDS's credit card business or other business except as set forth in or contemplated by the Pro-spectus or as described in such certificate.

     (k) The Underwriters shall have received an opinion, dated the Closing Date, of Pryor, Cashman, Sherman & Flynn, counsel to the Trustee, addressed to the Underwriters, satisfactory in form and substance to the Underwriters and counsel for the Underwriters and substantially to the effect that:

     (i) The Trustee is a corporation duly organized and validly existing under the laws of the State of New York, and has the cor-porate power and authority to act generally as a trustee and as Trustee under the Pooling and Servicing Agreement;

     (ii) The Pooling and Servicing Agreement and the Series Supple ment have been duly authorized, executed and delivered by the Trustee and, assuming the due authorization, execution and deliv-ery by the Transferor and FDS are valid and binding agreements of the Trustee;

     (iii) The Certificates have been duly executed by the Transferor and authenticated by the Trustee; and

     (iv) Neither the execution nor the delivery by the Trustee of the Pooling and Servicing Agreement and the Series Supplement nor the performance of any of the transactions by the Trustee contem-plated thereby requires the approval, authorization or other action by, or filing with, any governmental authority or agency under any existing Federal or State law governing the banking or trust powers of the Trustee.

     (l) The Underwriters shall have received a letter, dated the Closing Date, of KPMG Peat Marwick LLP which meets the re-quirements of subsection (a) of this Section.

     (m) The Underwriters shall have received evidence satisfactory to the Underwriters that the Class A Certificates shall be rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Standard & Poor's Ratings Services and the Class B Certificates shall have been rated at least "A" or its equivalent by Moody's Investors Service, Inc. and at least "A" by Standard & Poor's Ratings Services.

     (n) On the Closing Date, $20,800,000 aggregate principal amount of the Class C Certificates shall have been issued to the Transferor.

     (o) The Underwriters shall have received evidence satisfactory to the Underwriters that, on or before the Closing Date, UCC Financing Statements have been or will be filed in all public offices necessary to perfect the interest of the Trust in the Re-ceivables now existing and hereafter created in the Accounts, all monies due and to become due with respect thereto, all proceeds thereof, and all of the Transferor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement.

               The Transferor will furnish the Underwriters with such conformed copies of such opinions, certifi-cates, letters and documents as the Underwriters reason ably request.

7. Indemnification and Contribution. (a) The Transferor and Federated will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, the Prospectus, or any amendment or sup-plement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reason ably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Transferor and Federated will not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Transferor or Federated by the Underwriters spe-cifically for use therein; and provided, further, that, with re-spect to any untrue statement or omission or alleged untrue state ment or omission made in any preliminary prospectus, the indemni-ty provided for in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Certificates concerned, to the extent that any such loss, claim, damage or lia-bility of such Underwriter arises out of or is based upon the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Certificates to such person, a copy of the Prospectus if the Transferor had previously furnished copies thereof to such Underwriter.

     (a) Each Underwriter, severally, and not jointly, agrees to indemnify and hold harmless the Transferor and Federated against any losses, claims, damages or liabilities to which the Transferor and Federated may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Transferor or Federated by such Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Transferor or Federated in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (b) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     (c) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and Federated on the one hand and the respective Underwriter on the other from the offering of the Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and Federated on the one hand and the respective Underwriter on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and Federated on the one hand and each Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor and Federated bear to the total underwriting discounts and commissions received by the respective Underwriter. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omis-sion or alleged omission to state a material fact relates to information supplied by the Transferor or Federated or the respective Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection
     (d) shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subdivision (d), each Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Certificates underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (d) The obligations of the Transferor or Federated under this Section shall be joint and several and shall be in addition to any liability which the Transferor or Federated may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls either Underwriter within the meaning of the Act; and the obligations of each Underwriter under this Section shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Trans-feror who has signed a Registration Statement and to each person, if any, who controls the Transferor within the meaning of the Act.

8. Default of Underwriters. If any Underwriter or Under writers default in their obligations to purchase Certificates hereunder and the aggregate principal amount of the Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Certificates, the Underwriters may make arrangements satisfactory to the Transferor for the purchase of such Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the nondefaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Certificates that such defaulting Underwriters agreed but failed to purchase. If the Underwriter or Underwriters so default and the aggregate principal amount of the Certificates with respect to such default or defaults exceed 10% of the total principal amount of the Certificates and arrange ments satisfactory to the Underwriters and the Transferor for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Transferor or Federated, except as provided in Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section.
     Nothing herein will relieve a defaulting Underwriter from liabil-ity for its default.

9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties of the Transferor or Federated and of each Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, each Originator, the Transferor or Federated or any of their re-spective representatives, officers or directors or any con-trolling person, and will survive delivery of and payment for the Certificates. If this Agreement is terminated or if for any reason other than default by the Underwriters the purchase of the Certificates by the Underwriter is not consummated, the Trans-feror shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Transferor, Federated and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Certificates by the Underwriters is not consummated other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Transferor will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Certificates.

10. Notices. In all dealings hereunder, the Representatives will act on behalf of each of the Underwriters, and the parties hereto will be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives jointly or by CS First Boston
     Corporation on behalf of the Representatives.

               All statements, requests, notices and agree ments hereunder will be in writing and will be delivered or sent by mail, telex or facsimile transmission, and, if to the Underwriters, will be sufficient in all respects if addressed to the Representatives in care of CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking - Transactions Advisory Group, and, if to the Transferor will be suffi-cient in all respects if addressed to Prime Receivables Corporation, 9111 Duke Boulevard, Mason, Ohio 45040-8999,
     Attention: General Counsel, with a copy to Federated Department Stores, Inc., 7 West Seventh Street, Cincinnati, Ohio 45202, Attention: General Counsel and if to
     Federated, will be sufficient in all respects if addressed to the address provided above; provided, however, that any notice to any Underwriter pursuant to Section
     7(c) hereof will be delivered or sent by mail, telex or facsimile transmission to such Underwriter at the follow ing address: CS First Boston Corporation, Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking - Transactions Advisory Group.

11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CS First Boston Corporation will be binding upon all the Underwriters.

13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               If you are in agreement with the foregoing, please sign three counterparts hereof and return one to the Transferor and one to Federated whereupon this letter and your acceptance shall become a binding agreement among the Transferor, Federated and the several Underwriters.


                            Very truly yours,

                            PRIME RECEIVABLES CORPORATION



                            By  /s/ Susan R. Robinson
                                Name:  Susan R. Robinson
                                Title: President


                            FEDERATED DEPARTMENT STORES, INC.



                            By  /s/ Karen M. Hoguet
                                Name:  Karen M. Hoguet
                                Title: Senior Vice President &
                                        Treasurer


     The foregoing Agreement is
     hereby confirmed and accepted
     as of the date hereof

     CS FIRST BOSTON CORPORATION


     By  /s/ Michael Raynes
       Name:  Michael Raynes
       Title: Attorney-in-Fact


     For itself and for the
     several Underwriters



                       SCHEDULE A

             FORM OF SERVICER'S CERTIFICATE


CS First Boston Corporation
Park Avenue Plaza
New York, New York 10055

Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004

Attention:

          Re:  Amended and Restated Pooling and Servicing
          Agreement dated as of December 15, 1992 (as amended and supplemented, the "Pooling and Ser-vicing Agreement"), Series 1996-1 Supplement, each among Prime Receivables Corporation as Transferor, FDS National Bank, as Servicer, and
          Chemical Bank, as Trustee

Determination Date to which this Certificate relates:

                                       _____________ 19__

    For the Monthly Period ending on ________, 19__

          15. The undersigned Servicing Officer does hereby certify that (i) the Class A Pool Factor with respect to the Class A Certificates is __________ and (ii) the Class
B Pool Factor with respect to the Class B Certificates is
____________.

          16. Capitalized terms used in this Certificate shall have the same meanings as in the Pooling and Servicing
Agreement.

          IN WITNESS WHEREOF, I have hereunto set my hand as of the above-referenced Determination Date.


                         FDS NATIONAL BANK,
                           as Servicer


                         By
                           Servicing Officer


                       SCHEDULE B


                                   Principal Amount
Class A Underwriters               Class A Certificates

CS First Boston Corporation        $109,000,000
Goldman, Sachs & Co.               $109,000,000

                                   $218,000,000


                                        Principal Amount
Class B Underwriter                     Class B
Certificates

CS First Boston Corporation             $20,800,000